UAM FUNDS, INC.

Sirach Special Equity Portfolio
Institutional Class Shares
Institutional Service Class Shares

Supplement dated September 24, 1998
To the Prospectus dated January 22, 1998


The prospectus of the portfolio is hereby revised to permit the portfolio to invest, under normal circumstances, primarily in the common stocks of companies with market capitalizations of $100 million to $4 billion.